UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23726

CPG Vintage Access Fund V, LLC

(Exact name of registrant as specified in charter)

660 Fifth Avenue

New York, New York 10103

(Address of principal executive offices) (Zip code)

Alex Lee

c/o Macquarie Wealth Advisers, LLC

660 Fifth Avenue

New York, New York 10103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 317-9222

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

CPG Vintage Access Fund V, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2026

With Report of Independent Registered Public Accounting Firm

CPG Vintage Access Fund V, LLC

Table of Contents

March 31, 2026

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Operations	4
Consolidated Statements of Changes in Net Assets	5
Consolidated Statement of Cash Flows	6
Consolidated Financial Highlights	7
Notes to Consolidated Financial Statements	8
Other Information (Unaudited)	18
Investment Program	21
Approval of Investment Advisory Agreement	39
Fund Management (Unaudited)	41

CPG Vintage Access Fund V, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2026

To the Board of Directors and Unitholders of CPG Vintage Access Fund V, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Vintage Access Fund V, LLC and its subsidiaries (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, the consolidated financial highlights for each of the three years in the period ended March 31, 2026 and the financial highlights for the period April 14, 2022 (commencement of operations) through March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the three years in the period ended March 31, 2026 and for the period April 14, 2022 (commencement of operations) through March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the investee funds. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2026

We have served as the auditor of one or more Central Park Group investment companies since 2022.

1

CPG Vintage Access Fund V, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (109.37%)	Acquisition Date	Cost	Fair Value
North America - (109.37%)
Buyout - (25.68%)
Adams Street Co-Investment Fund V A LP(a)(b)(c)	10/13/2022	$25,451,781	$37,815,115
Apollo Investment Fund X, L.P.(a)(c)	10/27/2022	14,453,648	17,333,335
NB Select Opportunities Fund V, LP(a)(b)(c)(d)	5/19/2022	35,296,000	47,729,559
Total Buyout		75,201,429	102,878,009
Credit - (25.70%)
Ares Special Opportunities Fund II, L.P.(a)(c)	6/10/2022	35,451,473	44,938,751
Blue Owl Asset Special Opportunities Fund VIII L.P.(a)(c)	7/11/2022	39,559,201	38,119,296
Oaktree Special Situations Fund III, L.P.(a)(b)(c)	9/30/2023	12,717,306	19,896,373
Total Credit		87,727,980	102,954,420
Growth - (57.99%)
EW Healthcare Partners Fund 3, L.P.(a)(b)(c)	12/29/2021	24,762,605	28,850,000
Foresite Capital Fund VI LP(a)(b)(c)	10/14/2022	26,284,930	42,109,861
KKR Next Generation Technology Growth Fund III SCS(a)(b)(c)	11/18/2022	31,330,832	33,353,778
The Evolution Technology Fund III, L.P.(a)(c)	3/21/2022	26,642,583	34,708,442
The Rise Fund III, L.P.(a)(c)	5/9/2023	23,486,663	28,598,674
Tiger Global Private Investment Partners XVI, L.P(a)(b)(c)	3/29/2023	20,875,000	32,907,246
Wellington Hadley Harbor Partners IV, L.P.(a)(b)(c)	4/28/2023	22,371,497	31,764,782
Total Growth		175,754,110	232,292,783
Total North America		338,683,519	438,125,212
Total Investment Funds		$338,683,519	$438,125,212

Total Investments - (109.37%)		$338,683,519	$438,125,212
Liabilities in Excess of Other Assets - (-9.37%)			(37,525,708)
Net Assets - (100.00%)			$400,599,504

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $438,125,212, which represents 109.37% of net assets as of March 31, 2026.
(b)	Non-income producing security.
(c)	The Fund held unfunded commitments in the investment as of March 31, 2026 (See Note 3 in the accompanying Notes to Consolidated Financial Statements).
(d)	Security is held by VA Acquisition Fund V, LLC.

CPG VINTAGE ACCESS FUND V, LLC SUMMARY OF INVESTMENTS (AS A PERCENTAGE OF TOTAL NET ASSETS) Investment Funds
North America
Buyout	25.68%
Credit	25.70%
Growth	57.99%
Total North America	109.37%
Total Investments in Investment Funds	109.37%

Total Investments at Fair Value	109.37%
Liabilities in Excess of Other Assets	-9.37%
Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

2

CPG Vintage Access Fund V, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2026

ASSETS
Investments at fair value (Cost $338,683,519)	$438,125,212
Cash	7,574,429
Interest receivable	12,357
Income tax receivable	1,260,367
Prepaid Directors’ and Officer fees	51,000
Distribution and servicing fees receivable from affiliate	792,577
Prepaid expenses and other assets	3,890
Total Assets	447,819,832

LIABILITIES
Line of credit payable	31,000,000
Income tax payable	10,185,257
Deferred tax liability	2,813,590
Distribution and servicing fees payable to affiliate	1,791,552
Payable to Adviser	678,652
Line of credit interest expense payable	415,492
Professional fees payable	178,084
Accounting and administration fees payable	48,979
Line of credit commitment fee payable	40,708
Capital contributions received in advance	36,295
Transfer agent fees payable	28,708
Directors’ and Officer fees payable	3,011
Total Liabilities	47,220,328
Commitments and Contingencies (Notes 3, 8, and 10)
NET ASSETS	$400,599,504

COMPOSITION OF NET ASSETS
Paid-in capital	$295,257,020
Make-up fee	1,541,059
Total distributable earnings	103,801,425
NET ASSETS	$400,599,504

Units of Limited Liability Company Interest Outstanding (unlimited number of units authorized):	34,339,817
Net Asset Value per Unit:	$11.67

See accompanying Notes to Consolidated Financial Statements.

3

CPG Vintage Access Fund V, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2026

INVESTMENT INCOME
Income from Investment Funds	$5,107,976
Interest income	179,968
Total Investment Income	$5,287,944

EXPENSES
Income tax expense / (benefit)	$10,784,642
Distribution and servicing fees	3,149,542
Management fees	2,729,603
Line of credit interest expense	1,311,438
Professional fees	433,704
Line of credit commitment fees	236,477
Directors’ and Officer fees	143,879
Transfer agent fees	129,808
Custody fees	74,931
Accounting and administration fees	67,871
Insurance expense	12,601
Other expenses	48,333
Total Expenses	19,122,829
NET INVESTMENT INCOME/(LOSS)	$(13,834,885)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investment Funds
Net realized gain distributions received from Investment Funds	7,929,651
Net change in unrealized appreciation/(depreciation) on Investment Funds	62,111,972
Net change in deferred tax	(1,087,464)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investment Funds	68,954,159
Net Increase/(Decrease) in Net Assets Resulting from Operations	$55,119,274

See accompanying Notes to Consolidated Financial Statements.

4

CPG Vintage Access Fund V, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$(13,834,885)	$(4,663,123)
Net realized gain distributions received from Investment Funds	7,929,651	1,789,887
Net change in unrealized appreciation/(depreciation) on Investment Funds, net of deferred tax	61,024,508	21,394,518
Net Change in Net Assets Resulting from Operations	55,119,274	18,521,282

Distributions to Unit Holders:
Distributions to unit holders	(5,652,886)	(1,547,001)
Total distributions	(5,652,886)	(1,547,001)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	50,431,669	96,558,704
Net Change in Net Assets Resulting from capital transactions	50,431,669	96,558,704

Total Net Increase/(Decrease) in Net Assets	99,898,057	113,532,985

NET ASSETS
Beginning of year	300,701,447	187,168,462
End of year	$400,599,504	$300,701,447

Unit Transactions
Units sold	4,949,343	9,892,069
Net change in units	4,949,343	9,892,069

See accompanying Notes to Consolidated Financial Statements.

5

CPG Vintage Access Fund V, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026
Cash Flows from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$55,119,274
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of Investment Funds	(65,920,456)
Capital distributions received from Investment Funds	23,871,623
Net realized gain distributions received from Investment Funds	(7,929,651)
Net change in unrealized (appreciation)/depreciation on Investment Funds	(62,111,972)
(Increase)/Decrease in Assets:
Interest receivable	(95)
Income tax receivable	(1,260,367)
Prepaid expenses and other assets	1,542,410
Distribution and servicing fees receivable from affiliate	(792,577)
Increase/(Decrease) in Liabilities:
Accounting and administration fees payable	35,646
Transfer agent fees payable	(3,111)
Distribution and servicing fees payable to affiliate	(783,685)
Professional fees payable	45,743
Payable for investments purchased, not yet settled	(4,160,000)
Directors’ and Officer fees payable	(24,079)
Line of credit commitment fee payable	40,708
Line of credit interest expense payable	(282,491)
Income tax payable	10,164,871
Deferred tax liability	1,087,464
Other liabilities	(44,258)
Net Cash Provided By/(Used In) Operating Activities	(51,405,003)

Cash Flows from Financing Activities:
Payments on credit facility	(38,510,000)
Borrowings on credit facility	48,600,000
Proceeds from capital contributions, net of change in capital contributions received in advance	52,798,944
Distributions paid	(5,652,886)
Net Cash Provided By/(Used In) Financing Activities	57,236,058

Cash, beginning of year	$1,743,374
Net change in cash	$5,831,055
Cash, end of year	$7,574,429

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense	$1,593,929

See accompanying Notes to Consolidated Financial Statements.

6

CPG Vintage Access Fund V, LLC

Consolidated Financial Highlights

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025		For the Year Ended March 31, 2024	For the Period April 14, 2022* to March 31, 2023(1)
PER UNIT OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23		$9.60		$8.86	$10.00

Activity from investment operations:(2)
Net investment income/(loss)(3)	(0.41)		(0.18)		(0.36)	(0.14)
Net realized and unrealized gain/(loss) on investments	2.01		0.87		1.11	(0.85)
Total from investment operations	1.60		0.69		0.75	(0.99)

Distributions to unit holders
Net Investment Income	–		–		–	–
Net realized gain	(0.16)		(0.06)		(0.01)	–
Total distributions	(0.16)		(0.06)		(0.01)	–

Activity from capital transactions
Distribution and servicing fees	–		–		–	(0.37)
Proceeds from make-up fees	–		–		–	0.22
Total activity from capital transactions	–		–		–	(0.15)

NET ASSET VALUE, END OF PERIOD	$11.67		$10.23		$9.60	$8.86

Net assets, end of period (000’s)	$400,600		$300,701		$187,168	$77,574

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(4)	(3.80	%)(10)	(1.87%)		(4.06%)	(1.54	%)(5)

Total expenses(4)	5.25	%(6)(10)	4.09	%(6)	6.91%	3.49	%(5)
Portfolio turnover	0.00%		0.00%		0.00%	0.00	%(7)
Total return(8)	15.80%		7.26%		8.47%	(11.40	%)(7)

Line of Credit:
Aggregate principal amount, end of period (000s)	$31,000		$20,910		$26,500	N/A
Average borrowings outstanding during the period (000s)	$21,391		$30,123		$30,803	N/A
Asset coverage, end of period per $1,000(9)	$13,923		$15,355		$8,063	N/A

(1)	Prior to the fiscal year ending March 31, 2024, Financial Statements were not consolidated.
(2)	Selected data is for a single unit outstanding throughout the period.
(3)	Based on average units outstanding during the period.
(4)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.
(5)	Net investment loss and operating expenses ratios are annualized for periods less than one full year, except for organizational costs which are one-time expenses.
(6)	The ratio includes interest expense and commitment fees associated with the line of credit expenses of 0.43% and 0.98% for the fiscal years ending March 31, 2026 and March 31, 2025, respectively.
(7)	Not annualized.
(8)	Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period.
(9)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the Line of Credit) from the Fund’s total assets and dividing by the principal amount of the Line of Credit and then multiplying by $1,000.
(10)	Includes impact of tax expense of 2.96% for the year ended March 31, 2026.
*	Commencement of Operations

See accompanying Notes to Consolidated Financial Statements.

7

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

1. ORGANIZATION

CPG Vintage Access Fund V, LLC (the “Fund”) was organized as a Delaware limited liability company on August 31, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on April 14, 2022. CPG VA Acquisition Fund V, LLC and CPG VA Acquisition Fund V No. 2, LLC, wholly owned subsidiaries of the Fund, are consolidated in the Fund’s consolidated financial statements. The Fund’s investment adviser is Macquarie Wealth Advisers, LLC (the “Adviser”), formerly known as Central Park Advisers, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek long-term attractive risk adjusted returns. The Fund seeks to achieve its investment objective principally by making primary investments in a portfolio of institutional private equity, venture, and private debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (the “Investment Funds”) that were represented on the Morgan Stanley Smith Barney LLC (“Morgan Stanley”) platform between January 2022 and December 2022 (the “Vintage Period”). Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) and has assigned to the Adviser general responsibility for determining the value of the Fund’s investments. In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The initial closing date for subscriptions for units of limited liability company interests (“Units”) was April 14, 2022 (“Initial Closing”). Subsequent to the Initial Closing, the Fund offered Units at additional closings, which occurred over a period of nine months following the Initial Closing (the last closing being referred to as the “Final Closing”). An investor that participated in a closing that occurred after the Initial Closing was required to pay a “make-up fee” amount to the Fund. Such “make-up fee” payment was calculated by applying an annualized rate of 6.0% to the percentage of the aggregate commitments by investors to the Fund (“Commitments”) previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up fee payments were paid to and retained as assets of the Fund. This amount is presented as a component of net assets in the Consolidated Statement of Assets and Liabilities.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

8

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The following is a summary of significant accounting policies followed by the Fund in the preparation of the consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash: Cash consists of monies and interest paying accounts held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Investment Transactions: The Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of distribution. Dividend income is recorded on the ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in Investment Funds at fair value in accordance with FASB Accounting Standards Codification, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Distribution and servicing fees: During the offering period (extending 10 months from the Initial Closing) of the Fund, the Distribution and Servicing fees were charged to paid-in capital as a distribution cost. Thereafter the fees were expensed as incurred.

Segment Reporting: The Fund’s chief executive officer acts as the Fund’s chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment since the Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Fund’s financial statements.

Federal Tax Information: It is the Fund’s policy to attempt to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each year. See Consolidation of Subsidiaries, below, and Note 7 Income Tax for more information.

Consolidation of Subsidiaries: These consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiaries, CPG VA Acquisition Fund V, LLC and CPG VA Acquisition Fund V No. 2, LLC (collectively, the “Subsidiaries”), Delaware limited liability companies. The wholly owned Subsidiaries have the same investment objective as the Fund. For income tax purposes, the Subsidiaries are taxed as corporations. See Note 7 Income Tax for related tax disclosures. As of March 31, 2026, the total value of investment funds held by the Subsidiaries is $47,729,559, or approximately 11.91% of the Fund’s net assets.

Recently Issued Accounting Standards: In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments in this ASU are intended to enhance the transparency and decision usefulness of income tax disclosures, primarily through requiring additional detail in the rate reconciliation and disclosures of income taxes paid.

9

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The Fund adopted ASU 2023-09 for the current annual reporting period. The adoption of this guidance did not have an impact on the Fund’s financial position, results of operations, or cash flows, as the amendments relate solely to disclosure requirements. Because the Fund is treated as a regulated investment company/pass-through entity for U.S. federal income tax purposes, the enhanced disclosures primarily relate to taxes incurred at the subsidiary or blocker entity level, and therefore are not expected to be significant to the Fund’s overall consolidated financial statements.

Management has evaluated the requirements of ASU 2023-09, its current disclosures, and the materiality of cash taxes paid for the current period and incorporated the applicable enhanced disclosures within the income tax footnote to the consolidated financial statements.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient and are excluded from the fair value hierarchy in accordance with ASC 820. Other investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business on the last business day of each quarter-end, each date that a closing occurs and at such other times as the Board shall determine. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

10

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no active market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used at March 31, 2026 in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investment Funds	$–	$–	$–	$438,125,212	$438,125,212
Total	$–	$–	$–	$438,125,212	$438,125,212

*	The Fund did not hold level 1, level 2, or level 3 securities at year end.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, as permitted as a practical expedient.

The Fund’s private equity financing stage and private credit with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$102,878,009	$44,507,648	Up to 10 years	None	N/A	N/A
Growth	Non-control investments in companies with high growth potential	$232,292,783	$29,620,935	Up to 10 years	None	N/A	N/A
Credit	Debt investments made through privately negotiated transactions	$102,954,420	$38,847,039	Up to 10 years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their offering documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions.

11

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The following is a summary of investment strategies of the Investment Funds held by the Fund as of March 31, 2026.

●	Buyouts: are control investments in established, cash flow positive companies. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions— particularly in the large-cap segment.

●	Credit: Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt, and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), generally focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds, and “rescue” financings. The Fund’s private credit investments may include investments in privately offered business development companies (“BDCs”).

●	Growth: equity and venture capital strategies typically involve non-control investments in companies with high growth potential that are in need of expansion capital. Venture capital investments typically target newer businesses, often emerging companies, with higher growth potential and risk.

4. RELATED PARTY TRANSACTIONS

As of March 31, 2026, the Fund and its Subsidiaries had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a quarterly advisory fee at the annual rate of (i) 0.25% of total commitments for the first 12 months following the Initial Closing, (ii) 0.65% of total commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing and (iii) 0.65% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund’s net invested capital thereafter for the remaining life of the Fund (the “Management Fee”). The Management Fee will be determined and accrued as of the last day of each quarter and will be prorated for any period of less than a quarter based on the number of days in such period.

During the year ended March 31, 2026, the Fund incurred $2,729,603 of Management Fees which is included in the Consolidated Statement of Operations. As of March 31, 2026, the Fund had $678,652 payable related to Management Fees which is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amount expensed by the Fund related to Independent Directors for the year ended March 31, 2026, was $119,708 which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

12

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

During the year ended March 31, 2026, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $24,171, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations. As of March 31, 2026, the Fund had $3,011 related to the portion of the annual compensation of the Fund’s Chief Compliance Officer incurred by the Fund, which is included in Directors’ and Officer fees payable in the Consolidated Statement of Assets and Liabilities.

In September 2025, the Board appointed Macquarie Capital (USA) Inc. (“MCUSA”) to replace Delaware Distributors, L.P. (“DDLP”) to serve as the placement agent (the “Placement Agent”) of the Fund. MCUSA is an affiliate of the Adviser and is an indirect subsidiary of Macquarie. The new placement agent agreement with MCUSA (the “Placement Agent Agreement”) has the same terms and fee structure as the prior agreement with DDLP. Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of MCUSA.

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for the provision of distribution services and to provide related sales support services to investors. The Distribution and servicing fees will be calculated based on the Fund’s total Commitments from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, based on the Fund’s net invested capital. The Fund pays the Placement Agent a quarterly fee at the annual rate of (i) 0.75% from the Initial Closing until the eight year anniversary of the Final Closing, and (ii) 0.10% thereafter for the remaining life of the Fund. During the year ended March 31, 2026, the Fund incurred $3,149,542 of the Distribution and servicing fees which is included in the Consolidated Statement of Operations. As of March 31, 2026, $1,791,552 was payable to the Placement Agent which is included in Distribution and servicing fees payable to affiliate in the Consolidated Statement of Assets and Liabilities. As of March 31, 2026, the Distribution and servicing fees receivable from affiliate balance represents an amount due from the Placement Agent resulting from an overpayment of such fees in December 2025. The amount due was collected as part of the normal course of business in May 2026.

5. ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., serve as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator as well as certain other fixed or transactional fees. For the year ended March 31, 2026, the total administration fees were $67,871 which is included as Accounting and administration fees in the Consolidated Statement of Operations, of which $48,979 was payable and is included as Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities at March 31, 2026.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

6. INVESTMENTS

For the year ended March 31, 2026, total capital called by Investment Funds and total proceeds from redemptions or other dispositions of investments amounted to $65,920,456 and $0, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds, subject to the review of the Advisor, as to the amounts of taxable income allocated to the Fund as of March 31, 2026.

7. INCOME TAX

Under the Code, the Fund may qualify for special tax status as a RIC, which allows for a deduction for dividends paid but prohibits any deduction for net operating losses. Because of the dividends paid deduction, RIC’s generally do not incur Fund level income tax. Generally, state tax law recognizes the federal tax status of the Fund.

13

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Annually, the Fund must meet certain requirements to maintain the benefit of RIC status, including an income test, asset test, and distribution requirements. To assist in maintaining RIC status, the Fund structure may include one, or more, corporations (“Blockers”) that intentionally do not qualify for RIC status. Blockers file separate federal and state income tax returns. If Blockers exist in the Fund structure, the financial accounts of the Fund may include federal and state income tax balances and disclosures, as determined under the relevant tax law.

The Fund and Blockers have adopted a tax year-end of September 30 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax character of distributions made during the 12 months ended March 31, 2026, but after the Tax Year ended September 30, 2025, will be reflected in the consolidated financial statement footnotes for the fiscal year ended March 31, 2027.

As of September 30, 2024, the Fund recorded an income tax expense of $1,146,947. A payment of $1,257,877 was made with the filing of the September 30, 2024 return in January 2025. Based on updated information, Management has concluded that no federal or state income tax is required related to Fund operations for the tax year ending September 30, 2024. As a result, the Fund will file an amended return to request a refund of the amount previously paid and related interest, which has been recognized as of March 31, 2026 as an income tax receivable of $1,260,367.

As of September 30, 2025, the Fund estimated a liability for income tax expense of $1,909,499. Based on updated information, Management has concluded that no federal or state income tax is required related to Fund operations for the tax year ending September 30, 2025. As a result, the previously recognized tax expense has been reversed and applied as a reduction of the related income tax liability.

For the tax year ending September 30, 2026, the Fund expects to fail the gross income test and, accordingly, has recorded an estimated tax penalty of $11,986,912, which is included in Income Tax Expense on the Consolidated Statement of Operations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund and Blockers’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. The tax benefit associated with any tax position that does not meet the more-likely-than-not threshold is not recognized for financial reporting purposes. The Fund and Blockers have not recognized any tax liability for unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. The Fund and Blockers recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Fund and Blockers did not incur any interest or penalties.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for the consolidated financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The March 31, 2026 book cost has been adjusted for book/tax basis differences as of the Fund’s last Tax Year End, September 30, 2025. The cost of investments and the net unrealized appreciation/(depreciation) on investments as of March 31, 2026 are noted below:

Federal tax cost of investments	$317,687,167
Gross unrealized appreciation	121,877,950
Gross unrealized (depreciation)	(1,439,905)
Net unrealized appreciation/(depreciation)	120,438,045

The tax character of distributions paid during the Tax Years ended September 30, 2025, and September 30, 2024 were as follows;

	Tax Year Ended September 30, 2025	Tax Year Ended September 30, 2024
Long Term Capital Gain	$1,547,001	$92,624
14

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

As of September 30, 2025, the components of distributable earnings/(loss) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$921,963
Accumulated Capital & Other Losses(b)	(3,979,092)
Net Unrealized Appreciation(a)	81,016,303
Other Temporary Differences	(286,020)
Total Accumulated Earnings/(Loss)	$77,673,154

(a)	The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the tax treatment of partnerships.

(b)	At September 30, 2025, the Fund had a qualified late-year ordinary loss deferral of $3,979,092 which is deemed to arise on October 1, 2025.

Permanent book and tax differences, primarily attributable to net operating loss, resulted in reclassification for the tax year ended September 30, 2025 as follows:

Paid in capital	$(15,888,196)
Total distributable earnings/(deficit)	15,888,196

These reclassifications had no effect on net assets.

As discussed, Blockers are subject to U.S. federal and state income taxes. The Blockers are not consolidated with the RIC for income tax compliance purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

In determining any required income tax for balances (Fund level or Blockers), the Fund measures current income tax balances by applying the enacted tax law. Deferred tax balances are recognized for the expected future tax consequences of differences that may exist between the financial accounting basis and the tax basis of assets and liabilities (temporary differences) and for tax law carryforwards. The deferred tax balances are measured using the enacted tax rates expected to apply in the period the temporary difference is anticipated to be settled.

The recoverability of deferred tax assets is assessed separately at the Blocker level, as applicable, based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Adviser concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

For financial reporting purposes, the components of income before provision for income taxes were as follows:

Year Ended March 31, 2026
Domestic	$4,601,748
Foreign	$–
Income (loss) before income taxes	$4,601,748

15

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The provision for income tax expense (benefit) is comprised of the following:

Year Ended March 31, 2026
Current:
Federal	$–
State	$578
Total Current Tax Expense (Benefit)(a)	$578

Deferred:
Federal	$966,369
State	$121,095
Total Deferred Tax Expense (Benefit)	$1,087,464
Total Provision For Income Tax Expense (Benefit)	$1,088,042

(a)	Included in Income tax expense on the Consolidated Statement of Operations.

The effective tax rate varies from the expected statutory tax rate of 21% as follows:

	Year Ended March 31, 2026
Federal tax (benefit) at statutory rate	$966,368	21.0%
State tax (benefit), net of federal benefit*	43,831	1.0%
Deferred adjustment	580	0.0%
Rate change	77,263	1.7%
Total provision for income tax expense (benefit)	$1,088,042	23.7%

*	State tax expense is from New York State and City

Significant components of the Blocker’s deferred tax assets (liabilities) recognized in the financial statements are as follows:

Year Ended March 31, 2026
Deferred Tax Assets:
Federal net operating loss	$12,860
Total Deferred Tax Assets	$12,860

Deferred Tax Liabilities:
Investment in partnership	$(2,826,450)
Total Deferred Tax Liabilities
Valuation Allowance	$(2,826,450)
Total Deferred Tax Assets/(Liabilities)	$(2,813,590)

The federal net operating loss carryover is $61,238 and does not expire. There were no state net operating loss carryover or capital loss carryover amounts as of March 31, 2026.

The Fund and Blockers are subject to examination by federal, state, and local tax authorities. The Fund and Blockers do not have any on-going federal, state or local income tax examinations. As of the balance sheet date, tax years ending after September 30, 2021 are open to examination.

8. CAPITAL CALLS AND COMMITMENTS

As of March 31, 2026, the Fund had outstanding unfunded investment commitments to Investment Funds totaling $112,975,622 as presented in Note 3.

The Fund has total capital committed of $419,989,038 as of March 31, 2026. Since the commencement of operations of the Fund on April 14, 2022, $325,485,714 capital has been called comprising approximately 77% of the total capital committed. The Fund currently has unfunded capital commitments of $94,503,324.

16

CPG Vintage Access Fund V, LLC

Notes to Consolidated Financial Statements

March 31, 2026

9. LINE OF CREDIT

The Fund may borrow money to manage its cash flow needs associated with calling investor commitments, satisfying capital calls, managing distributions to investors and paying ongoing expenses. The provisions of the 1940 Act provide that the Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

The Fund, along with other funds managed by the Adviser, collectively entered into a $130,000,000 revolving credit facility with Barclays Bank PLC (“Barclays”), which expires on January 24, 2028 subject to the restrictions and terms of the Credit Agreement. The Adviser is entitled to reallocate the facility across the funds throughout the year as needed, therefore, the portion of the facility allocated to the Fund as of March 31, 2026, may not be representative of the average outstanding loan payable during the year. The credit agreement was amended during the period to join a number of tax blocker subsidiaries as subsidiary borrowers under the credit facility, as well as waive Events of Default continuing under the credit agreement relating to the failure of CPG Vintage Access Fund, LLC, CPG Vintage Access Fund III, LLC, and CPG Vintage Access Fund IV, LLC to maintain status as a regulated investment company. As of March 31, 2026, the limit on the Fund’s portion of the credit facility was $35,000,000. For borrowing under this credit facility, the Fund is charged 2.50% (per annum) plus SOFR (Secured Overnight Financing Rate) on the amounts borrowed. The commitment fee on the daily unused loan balance of the line of credit accrues at 0.75% and is included in the Line of credit fees in the Consolidated Statement of Operations. For the year ended March 31, 2026 the average annualized interest rate charged and the average outstanding loan payable was as follows:

Average Annualized Interest Rate	6.78%
Average Outstanding Loan Payable	$21,391,364

10. INDEMNIFICATION

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after March 31, 2026, have been evaluated through the date the consolidated financial statements were issued. There were no events or material transactions through the date the consolidated financial statements were issued that required recognition or disclosure in the consolidated financial statements.

17

CPG Vintage Access Fund V, LLC

Other Information (Unaudited)

March 31, 2026

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9222 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9222 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund will file a complete schedule of its portfolio holdings with the SEC no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year on Form N-PORT. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Fund generated a 15.8% return during fiscal year 2026 and ended the year marked at a 1.3x MOIC vs. a 1.1x MOIC as of fiscal year-end 2025. Our underlying managers continued to actively deploy capital while it is still early in the Fund’s lifecycle for meaningful distributions. For the fiscal year, we called 12.0% of commitments, bringing the Fund’s called commitments to 77.5%. We distributed 1.3% of commitments during the fiscal year, bringing the Fund’s total distributions to 1.7% of commitments. At fiscal year-end, the Fund’s underlying managers were marked at net multiples ranging between 1.0x and 1.6x.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any third-party sourced data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

18

CPG Vintage Access Fund V, LLC

Other Information (Unaudited)

March 31, 2026

Performance Illustration

	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
CPG Vintage Access Fund V, LLC	15.80%	–	–	4.57%
MSCI ACWI	20.01%	–	–	10.95%

The performance illustration above represents total return based on per unit NAV and reflects the change in NAV based on capital contributions called by the Fund and the effects of the performance of the Fund during the period, and adds back distributions, if any, made during the relevant period. The performance illustration represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units may be worth more or less than their original cost.

Fund returns are estimated, unaudited and presented net of management fee, distribution and servicing fee and underlying fund fees, expenses, carried interest/incentive allocations. The Fund does not charge a placement fee or sales load; however, certain sub-placement agents may charge a one-time placement fee or sales load of up to a maximum of 3.0% of total commitment amounts, which will be paid directly to the agent. Returns do not reflect a placement fee or sales load which would reduce returns.

19

CPG Vintage Access Fund V, LLC

Other Information (Unaudited)

March 31, 2026

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets not reflected in the index. No index is directly comparable to the investment strategy of the Fund. Nor does an index reflect the drawdown feature of the Fund for which capital contributions on commitment amounts will be called over time and included in returns. Public market returns are not directly comparable to private equity returns due to the timing of investments. Additionally, there are limitations in comparisons of Fund performance to the index which provides only one approach to comparison of returns. Other indices and benchmarks should be considered. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI ACWI (All Country World Index) Index represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate

20

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Investment Program

The investment objective of the Fund is to seek long-term attractive risk-adjusted returns. The Fund only makes primary investments (each, a “Primary Investment”) in Investment Funds that are represented on the Morgan Stanley Smith Barney LLC platform (the “Morgan Stanley Platform”). The Fund invests only in institutional offerings. The Fund does not invest in feeder funds or other investment vehicles represented on the Morgan Stanley Platform that provide indirect access to institutional private equity, venture and private debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (“Private Capital Funds”), other than through institutional “funds-of-funds”. Certain of the Investment Funds may be advised by Morgan Stanley or an affiliate thereof, and Morgan Stanley may act as a placement agent for the Investment Funds.

The Fund seeks to achieve its investment objective principally by making Primary Investments in Private Capital Funds that were represented on the Morgan Stanley Platform during the Vintage Period. Primary Investments are interests or investments in newly established, institutional private fund offerings. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential. Most private fund sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors or otherwise difficult to access. Because of the limited windows of opportunity for making Primary Investments in particular funds, strong relationships with leading fund sponsors and the private wealth management brokerage firms that offer their funds, such as Morgan Stanley, are highly important for primary investors.

The Fund also invested in certain assets classes and investment strategies through investments in institutional “funds-of-funds”, or investments in institutional funds that focus on co-investments that are represented on the Morgan Stanley Platform during the Vintage Period. Unlike the Private Capital Funds, which invest directly in multiple companies, ventures and businesses (“Portfolio Companies”), “funds-of-funds” seek to invest in a portfolio of other Private Capital Funds. Institutional co-investment funds seek to invest in private capital alongside other Private Capital Funds. These institutional co-investment funds, together with Private Capital Funds, Co-Investments, are referred to herein as “Investment Funds.” The Fund does not make secondary investments or co-investments, except that the Fund invested in co-investments through Investment Funds that focus on making co-investments. Co-investment funds typically make a direct investment in a company alongside a lead sponsor. Co-investment funds are generally classified into two types:

Co-sponsor transactions. Transactions where the co-investor is involved at an early stage in the deal process, in some cases the only co-investor invited, and participates actively in due diligence and documentation.

●	Syndicated transactions. Transactions where the lead general partner has fully underwritten the transaction and sells down a part of the investment, typically to its limited partner base, between signing and closing of the transaction. These transactions often attract more co-investors and individual ticket sizes tend to be lower as a result of more competitive allocation processes.

●	Additionally, the Fund does not participate in private placement transactions alongside affiliated persons of the Fund that, in light of the facts and circumstances, require relief from Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

●	An Investment Fund was considered represented on the Morgan Stanley Platform in the Vintage Period, if Morgan Stanley clients could have committed to or invested in it at any time during such period, either directly or indirectly through a feeder fund or other investment vehicle represented on the Morgan Stanley Platform.
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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Investment Strategies

The principal elements of the investment strategy of Macquarie Wealth Advisers, LLC, the Fund’s investment adviser (the “Adviser”), include: (i) seeking attractive investment opportunities from among the Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund’s assets to Investment Funds across private market segments; and (iii) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

●	Access. The Fund sought to provide investors (“Investors”) with access to Investment Funds represented on the Morgan Stanley Platform that generally were unavailable to the investing public.

●	Asset Allocation. The Adviser sought diversification of the Fund’s investments through exposure to different markets and investment types. The Adviser sought to identify attractive sponsors whose funds were available to high-net-worth Morgan Stanley clients, and conducted due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

●	Risk Management. The long-term nature of private capital investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by having invested in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced private capital vetting process. The Adviser monitors the performance of Investment Funds and developments at individual Portfolio Companies that represent material positions in Investment Funds held by the Fund.

The Fund seeks to provide Investors with attractive long-term capital appreciation by having invested in a diverse portfolio of Investment Funds. In pursuing its investment objective, the Fund sought to allocate the Fund’s assets across diversified Investment Funds representing a broad spectrum of asset classes and private investment strategies, including, but not limited to:

Buyout. Control (e.g., majority stake) investments in established, cash flow positive companies are usually classified as buyouts. Buyouts attempt to create value by improving management or operations, driving strategic outcomes (such as a merger or acquisition) and/or utilizing leverage, and represent a substantial majority of the capital deployed in the private equity market.

Buyouts are characterized by the use of equity and debt to acquire established companies across a wide range of industries. Typically, private equity firms supply equity capital and arrange for other financial firms (e.g., banks, lending institutions, mezzanine providers) to provide debt and debt-related financing. Often, the assets of the company being acquired are used as collateral. Returns are typically generated through a combination of revenue growth (both organic and through add-on acquisitions) and margin improvement and are enhanced by the leverage in the capital structure. The buyout landscape can be segmented a number of different ways including by fund size, company size, geography and sector specialization.

The small and mid-cap buyout market offers a large number of investment opportunities. In the small and mid-cap market segment, there are hundreds of thousands of privately owned businesses around the globe suitable for investment or acquisition. Small and mid-cap buyout funds are highly segmented by geography, strategy, industry focus and size and there are numerous manager formations and spinoffs in any given year. In addition, small and mid-cap fund managers tend to be relatively nimble and flexible, and may be well situated to navigate the current marketplace and produce attractive returns.

The large-cap buyout market consists of a moderate number of institutional fund managers that tend to have enormous resources, a large number of investment professionals and operational staff and a significant global presence. Generally, the substantial amount of capital that has been allocated to these fund managers is the result of their historic ability to outperform their peers and generate highly attractive risk-adjusted returns. These funds tend to employ large staffs of highly sophisticated investors and some of the most talented and well-known names within the private equity industry.

Growth Equity and Venture Capital. Growth equity strategies typically involve non-control (e.g., minority stake) equity investments in companies with high growth potential that are in need of expansion capital.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Growth equity funds pursue growth capital investments in companies that typically have established business models and generate revenue, but need capital to help facilitate growth as they have not yet generated positive cash flows or positive net income. Growth equity often is used by businesses to conduct geographic, product line or facilities expansion, as well as for working capital. Growth equity investments are represented by opportunities that are beyond the scope of traditional venture capital funds, but still focus on smaller, less mature companies that have strong growth potential and can benefit from both capital and professional guidance. Growth equity investments are usually minority investments that come with significant structural protection and often represent the first institutional capital raised by such companies. In many cases these investments are non-control, but may come with additional governance rights or structural protections. Returns are largely generated based on the growth of revenues and profitability and the increased attractiveness a larger operation often has to potential acquirers. There tends to be little or no reliance on leverage in growth equity strategies.

Venture capital investments typically target newer businesses, often emerging companies in the early to late startup stages, with higher growth potential and risk, often in the technology and healthcare industries. Venture capital funds typically finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. Venture capital is typically used to facilitate the development and commercialization of underlying technology and business ideas in companies that have not achieved profitability or, in the earliest stages, revenues. Returns are largely generated based on the success of commercialization and the extent to which sustained profitable growth is achieved.

Private Credit. Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), typically focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features, such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and “rescue” financings. The Fund’s private credit investments may include investments in privately-offered business development companies (“BDCs”).

Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which Investment Funds invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. Additionally, the loans in which Investment Funds invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

Special situations, or distressed-oriented investing, encompasses a broad range of strategies including distressed debt (control), distressed debt (non-control), distressed financial assets, operational turnarounds, “rescue” financings and high yielding credit-oriented strategies. These strategies vary in terms of level of control. Control oriented distressed strategies typically involve the acquisition of an influential or controlling stake in an operationally or financially troubled company through the purchase of that company’s debt or equity securities. Non-control oriented distressed strategies typically involve the acquisition of securities determined to be undervalued with returns generated from an increase in the value of those securities. The supply of distressed-oriented opportunities generally is greatest during and after market dislocations and economic downturns.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Due Diligence

The Adviser and its personnel will use a range of sources to monitor investments for the Fund. The Adviser’s investment professionals are involved throughout the process and draw on the significant resources and insights available through its relationship with Morgan Stanley. The Adviser’s Investment Committee (as defined below) is responsible for portfolio allocation and for final investment decisions.

Due diligence focuses on both investment and operational due diligence. In conjunction with the due diligence process, the tax treatment/issues and legal terms of the investment are also considered. The conclusions of due diligence reviews are documented.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to track operating information and other pertinent details; analyzes risk and performance; may participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; reviews audited and unaudited reports; and monitors turnover in key Investment Fund personnel and changes in policies; and reviews valuation and historical cash flows. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The Adviser seeks to regularly communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private capital, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback.

Portfolio Construction

The Adviser manages the Fund’s portfolio with a view towards seeking long-term attractive risk-adjusted returns. Accordingly, the Adviser may have made investments and commitments based, in part, on anticipated future capital calls and distributions from Investment Funds.

The Fund is a “non-diversified” fund under the 1940 Act. The Adviser believes, however, that the Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Adviser has sought to limit the Fund’s commitment to any one Investment Fund and any one Investment Fund Manager to no more than 20% and 40% of the Fund’s total capital commitments, respectively (measured at the time of commitment). In addition, the Fund’s investment in any one Investment Fund generally is limited to no more than 25% of the Investment Fund’s economic interests and less than 5% of the Investment Fund’s voting securities (measured at the time of commitment). Where only voting securities were available for purchase by the Fund, the Fund has sought to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Fund may, at any time, seek to sell Investment Funds, and any other portfolio holdings, in the secondary market; however, the Fund may not be successful in its attempts to do so.

There can be no assurance that the Fund’s investment program will be successful, or that the Fund’s portfolio design and risk management strategies will be successful.

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private capital investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of Portfolio Companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, pandemics, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser attempts to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, strategies and investment decisions and activities will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Market Risk. Market risks—including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market—can affect: (i) the value of the Fund’s investments in Investment Funds and the Investment Funds’ underlying investments, which may become more difficult to value; (ii) the timing of realizations; (iii) the availability of credit; and (iv) the length of time investments are held. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Fund Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. Events involving limited liquidity defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value of the Fund’s investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Over the past five years, examples include: pandemic risks related to COVID-19 and the aggressive measures taken in response by governments and businesses; and, more recently, geopolitical risks such as those arising from Russia’s invasion of Ukraine, conflict between various countries and groups in the Middle East and other geopolitical conflicts. Examples today are the U.S. government’s unpredictable tariff and trade policies which could contribute to a global trade war and lead to unpredictable consequences including, possibly, a world-wide recession. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Limited or No Operating History. Substantially all of the Investment Funds were, at the time of investment by the Fund, newly organized and had limited or no operating histories upon which to evaluate their performance; the information the Fund obtained about such investments may have been limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds was limited. Moreover, even to the extent an Investment Fund had a longer operating history, the past investment performance of any of the Fund’s investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Unspecified Investments; Dependence on the Adviser. The Adviser had broad discretion to select the Investment Funds as opportunities arose. The Fund, and, accordingly, Investors, relied upon the ability of the Adviser to identify and implement investments consistent with the Fund’s investment objective. Investors did not receive or otherwise were not privy to due diligence or risk information prepared by or for the Adviser. The Adviser has the authority and responsibility for asset allocation, the selection of the Fund’s investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors have no right or power to participate in the management or control of the Fund, the Fund’s investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to implement successful strategies or that the Fund will be able to achieve its investment objective. The Fund was organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Investment Fund.

Limitations on Transfer and Resignations; Units Not Listed; No Market for Units. The transferability of units of beneficial interest (“Units”) is subject to substantial restrictions contained in the Fund’s Limited Liability Company Agreement, as amended or supplemented and restated from time to time (the “LLC Agreement”) and is affected by restrictions imposed under applicable securities laws. Withdrawals of capital or profits are not generally permitted, except to the extent required to comply with applicable laws. No Investor may resign as a member of the Fund without the prior written consent of the Adviser, which may be withheld in the Adviser’s sole discretion. In certain circumstances, as set forth in the LLC Agreement, an Investor may be required to resign as a member of the Fund. The Fund will pay to a resigning Investor the net asset value of the resigning Investor’s Units upon the later of the completion of that year’s audit or such time as it has sufficient funds to do so. The net asset value of the resigning Investor’s Units will be determined at the next determined net asset value after the date of resignation. Such amounts paid to a resigning Investor will not be entitled to interest for any period after the date of resignation.

Units are not traded on any securities exchange or any public or other market. No market currently exists for the Fund’s Units.

Secondary liquidity mechanisms and alternative trading system platforms are continuing to develop and evolve, and a secondary market for the Fund’s Units may develop in the future. If such a platform or market were to develop, the Fund’s Units could be available for secondary purchases and sales. There can be no assurance that any secondary trading platform or market will develop, or that Units of the Fund would be available for secondary transactions. Any secondary trading platform or market may result in the Fund’s Units being purchased or sold at a price above or below the Fund’s net asset value, and any Investor selling its Units may lose money on the Investor’s investment in the Fund.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Investors do not have the right to require the Fund to redeem their Units during the life of the Fund, and the Fund does not provide liquidity to Investors, through periodic written tender offers or otherwise.

Distributions In-Kind. The Adviser expects in most instances to cause the Fund to make distributions in cash, but retains the discretion to make distributions of securities in-kind to the extent permitted under applicable law. There can be no assurance that securities distributed in-kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in-kind indirectly from any of the Investment Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in-kind to the Investors who may incur such costs and risks.

Borrowing. The Fund may borrow money in connection with its investment activities—i.e., the Fund should be expected to utilize leverage. The Fund also may borrow money to pay expenses in advance of, or in addition to, calling capital, and to manage its cash flow needs associated with calling Investor Commitments, satisfying capital calls, managing distributions to Investors and paying ongoing expenses. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns; however, the Fund may not be successful in its attempts to do so. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that, at the time the Fund incurs indebtedness, the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

26

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory uncertainty and regulatory changes applicable to private investment funds and their sponsors may increase the Fund’s and the Adviser’s exposure to potential liabilities. Changes in regulatory oversight can also impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund and the Investment Funds. There can be no assurance that such regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, fiscal, tax, healthcare, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could have invested directly in the Investment Funds. An Investor in the Fund bears a portion of the Fund’s management fee and other expenses of the Fund. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund also indirectly bears a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. To the extent that the Fund invested in an Investment Fund that is a “fund-of-funds,” the Fund bears a third layer of fees and expenses. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; other limited third-party diligence-related expenses, such as background checks; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund. Investors in each closing initially bore a higher expense ratio than Investors in subsequent closings. The “make-up” payment may have fully or partially offset this higher expense ratio for earlier closings or may have exceeded the expenses attributable to the earlier closings resulting in higher expenses for the Investors in subsequent closings.

27

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Investments in Non-Voting Stock; Inability to Vote. The Fund holds its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities were available for purchase, the Fund sought to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund did not receive any consideration in return for entering into a voting waiver arrangement. As a result, the Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.

Realization of Investments. In the event that an Investment Fund does not terminate within a time frame consistent with the Fund’s expectations (i.e., approximately 10 to 12 years after the final closing date for subscriptions for Units), the final distribution of Fund assets to Investors and the winding up and dissolution of the Fund may be delayed. The Fund may sell, distribute or otherwise dispose of its investment in such Investment Fund; however, the price obtained may be less than that which could have been obtained if the investment was held for a longer period of time. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments. An investment in the Fund requires a long-term commitment. Although the Portfolio Companies of the Investment Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such Portfolio Company generally will occur only upon partial or complete sale or other disposition of such Portfolio Company. While one or more of these transactions may occur at any time with respect to a given Portfolio Company, sale or other disposition of a Portfolio Company of an Investment Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Need for Follow-On Investments. Following its initial investment in a given Portfolio Company, an Investment Fund may decide to provide additional funds to such Portfolio Company or may have the opportunity to increase its investment in a successful Portfolio Company. There is no assurance that an Investment Fund will make follow-on investments or that an Investment Fund will have sufficient funds to make all or any of such investments. Any decision by an Investment Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a Portfolio Company in need of such an investment, (ii) result in a lost opportunity for an Investment Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Commitment Strategy; Fund Default. Typically, the Fund was not required to contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund. The Fund anticipates that it will maintain a cash position of highly liquid securities (e.g., high quality fixed-income securities, money market instruments, money market mutual funds, cash and cash equivalents), in anticipation of funding capital calls. Holding a cash position may result in lower returns for the Fund than if the Fund did not maintain such a position. However, an inadequate cash position presents other risks to the Fund, including the potential inability to fund capital contributions or to meet expenses generally.

Moreover, if the Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including potentially, the complete forfeiture of the Fund’s investment in the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund and Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments. To the extent that the Fund engages in an “over-commitment” strategy, the risk of Fund default will increase.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Similarly, Investors were not required to contribute the full amount of their Commitments to the Fund at the time of their admission. Investors are required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. The Fund has limited recourse in retrieving un-drawn Commitments in the instance that an Investor fails to timely fund a capital call made by the Fund (a “Default”). An Investor that Defaults may cause the Fund to, in-turn, default on its commitment to an Investment Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Fund’s investment in an Investment Fund). While the Adviser may take steps to limit this risk, there is no guarantee that such measures will be sufficient or successful.

Investor Default. As Investors were not required to contribute the full amount of their Commitments to the Fund at the time of their admission and are required to make incremental contributions pursuant to capital calls issued from time to time by the Fund, there will be a substantial period of time during which Investors may be obligated to provide capital without receiving any return and regardless of the performance of the Fund. An Investor that Defaults and fails to cure such Default within five (5) business days after notice (any such Investor, a “Defaulting Investor”) will be subject to substantial consequences, including that the Fund may reduce, as a result of the Default, the Defaulting Investor’s investment in the Fund by an amount equal to 10% of the Defaulting Investor’s total Commitment, and making corresponding reductions to the number of the Defaulting Investor’s Units and in the Defaulting Investor’s rights to receive distributions, as well as other consequences described herein and in the LLC Agreement.

Other Termination of the Fund’s Investment in an Investment Fund. An Investment Fund may terminate the Fund’s investment in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Investment Fund were to determine that continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

Recall of Distributions. The Fund may be subject to terms of the Investment Funds which permit the recall of distributions to meet Investment Fund obligations. In the event funds are recalled for this purpose, the Fund may call Commitments from Investors.

Risk of Dilution. Investors admitted after the Initial Closing were required to pay a “make-up” amount to the Fund in addition to such Investor’s Commitment. Such Investors participated in existing Fund investments and, therefore, diluted or reduced the level of Investors’ participation in those investments.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Nature of Portfolio Companies. The Investment Funds include direct and indirect investments in various Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management or a proven market for their products. The Investment Funds’ investments also may include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

29

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they also may involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Currency Risk. Investment Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. Certain of the Investment Funds may be invested in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Fund’s Investments in Investment Funds. The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s Valuation Designee. In that role, the Adviser has established a committee that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”). Under that Rule, the Board has assigned to the Adviser general responsibility for determining, in accordance with the Valuation Procedures, the value of such investments.

The Investment Funds invest a large percentage of their assets in securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Investment Fund Managers, generally quarterly. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund’s compensation or its ability to raise additional funds. As part of its process for evaluating an Investment Fund for purchase, the Adviser reviews the Investment Fund’s valuation process and related controls; however, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have differed from amounts received upon the sale of Investment Funds, potentially by significant amounts. An Investment Fund’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In the event the Adviser’s evaluation of the Investment Fund’s valuation process uncovers such an inaccuracy, the Adviser, through a committee (the “Valuation Committee”) that oversees the valuation of the Fund’s investments pursuant to the Valuation Procedures will consider whether an adjustment to the Investment Fund’s most recent net asset value is necessary. However, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell its interests in such an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund if the Investment Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Fund will maintain cash or cash equivalents in sufficient amounts, in the Adviser’s judgment, to timely satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. These registered investment companies may include BDCs, which generally will be privately-offered, and other registered investment companies, some of which will be used for cash management purposes. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The Fund, as a holder of the securities of other investment companies, bears its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Certain Risks Associated with Underlying Investments

Private Equity Investments. Private equity is a common term for long-term, illiquid investments that are typically made in non-public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Primary investments that employ private equity strategies typically exhibit a value development pattern, commonly known as the “J-curve,” in which the Investment Fund’s net asset value typically declines moderately during the early years of the Investment Fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the Investment Fund matures and Portfolio Companies are “exited” through a private sale, an initial public offering (IPO) or a recapitalization, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment development. Primary investments are usually 10 to 12 years in duration, while underlying investments in Portfolio Companies generally have a four to seven year duration.

Risks Particular to Co-Investments. The Fund may invest in Investment Funds that focus on making Co-Investments. The Fund will not have control over the co-investment opportunity’s portfolio company, and therefore will have a limited ability to protect its position therein. In most cases, the underlying Co-Investments of the Investment Funds into which the Fund invests will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their investment strategy. An investment in the Investment Fund or its underlying Co-Investment is therefore subject to all of the risks and uncertainties associated with any business, including the risk that the Investment Fund will not achieve its investment objectives and that the value of a Co-Investment could decline substantially.

Buyout. Buyout transactions may require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs, and limit their flexibility to respond to changing business and economic conditions and to business opportunities. A company’s use of leverage is likely to cause its income and net assets to increase or decrease at a greater rate than if leverage were not used. Although these investments may offer the opportunity for significant gains, buyout investments involve a high degree of business and financial risk that can result in substantial losses.

Growth Equity. Growth equity investments generally are designed to facilitate the accelerated growth of early-stage companies with high growth potential by expanding operations, developing new products or entering new markets, restructuring operations or consummating strategic transactions. Early-stage companies typically do not have a proven operating history; do not have viable, developed market-ready products; operate at a loss or have an otherwise weak financial condition; are engaged in rapidly changing businesses; or require substantial additional capital. In addition, companies in which growth equity investments are made may have less developed and comprehensive internal operating procedures, policies, systems and controls than more mature companies.

Venture Capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in companies that may be at a later stage of development.

Debt Investments. Investment Funds may invest in debt securities and obligations. Such investments, by the nature of their issuers’ leveraged capital structures, involve a high degree of financial risk. Debt securities may be unsecured and/ or subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these securities may not be protected by financial covenants or limitations upon additional indebtedness, and may have limited liquidity. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) so-called “lender liability” claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. A debt security or obligation also may be subject to prepayment or redemption at the option of the issuer. In addition, debt investments may be issued in connection with leveraged acquisitions or recapitalizations, in which the issuer incurs a substantially higher amount of indebtedness than the level at which it had previously operated.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Private Credit. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases, currency volatility and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Mezzanine Loans. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

First and Second Lien Senior Secured Loans. Investment Funds may invest in a first or second lien financing where different lenders have liens on the same collateral. Pursuant to an intercreditor agreement, the two lender groups agree that the first lien lenders have a senior priority lien and therefore recover first on the value of the collateral. There may be little or no collateral for the second lien holders. Newer senior secured loans may have a lower level of credit document protection than has historically been the case. In the event of default lower levels of recoveries may be available to an Investment Fund than has historically been the norm.

Subordinated Debt. Investment Funds may invest in a subordinated debt financing where there are two separate groups of lenders. The junior lenders contractually subordinate their loans and agree not to receive payment on their loans until the senior debt is repaid. There may be little or no collateral left for the subordinated debt holders after the senior debt is paid.

Unitranche Debt. Investment Funds may invest in unitranche financing. This is a unique debt structure that involves a single layer of senior secured debt, without a separate subordinated debt financing. Unitranche financing combines multiple debt tranches into a single financing. Unlike the traditional senior/subordinated debt structures, a unitranche financing has a single credit agreement and security agreement, signed by all of the lenders and the borrower. In a classic unitranche structure, the single credit agreement provides for a single tranche of term loans with the borrower paying a single interest rate to all lenders. The interest rate is a “blended” rate which is often higher than, or about the same as, the interest rate of traditional senior debt, but lower than the interest rate for traditional second lien or subordinated debt. All lenders benefit from the same covenants and defaults and the voting provisions are similar to a non-unitranche credit agreement. Separate from the credit agreement, unitranche lenders agree among themselves to create “first out” and “last out” tranches (also known as “first out” and “second out” tranches) through an agreement typically known as an Agreement Among Lenders (AAL). The sizing of the first out and last out tranches changes by deal and is dependent on the attractiveness of the blended pricing that can be achieved and the lenders interested in any given deal at the proposed pricing and terms. Unitranche structures are growing more complicated and some provide for multiple tranches of term loans and a revolving loan facility, and even multiple, separate unitranche facilities. In some unitranche deals with multiple tranches of term loans, the tranches represent the first out and last out tranches and include separate pricing for the tranches on the face of the credit agreement. Some of these multi-tranche deals also provide for voting rules by tranche on the face of the credit agreement. In a classic unitranche structure, pricing and voting arrangements among the lenders are dealt with in the AAL. The “first out” tranche may take some or all of the collateral leaving little or none for the other tranches.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Special Situations. Investment Funds that pursue special situations strategies invest in Portfolio Companies that may be in transition, out of favor, financially leveraged or otherwise troubled, and may be or have recently been involved in strategic actions, restructurings, bankruptcies, reorganizations or liquidations. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. While the securities of such companies are likely to be particularly risky, they may offer very attractive reward opportunities. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject an Investment Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to the Fund could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to an Investment Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (“junk”).

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Loans to Private Companies. Investment Funds may invest in loans to private and middle market companies, which involve a number of risks:

●	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;
●	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
●	there may not be much information publicly available about these companies, and such information may not be reliable; and
●	these companies are more likely to depend on the leadership and management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Sector Focus. An Investment Fund may focus its investments on a particular industry or sector, including, but not limited to, energy, utilities, technology, life sciences and healthcare and financial services. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with any such industry or sector focus. As a result, such an Investment Fund, and thus the Fund, may be subject to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

34

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Energy and Utilities Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, change in demand, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies also may be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. Commodity price volatility, international politics, macroeconomic conditions, foreign currency exchange rates and other factors can impact energy companies. Energy companies are also subject to increased risk of environmental and civil liability and losses due to war, terrorism and natural disasters. The development of alternative energy sources and other technological advancements may impact energy sector companies. An Investment Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies generally are subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, such companies are strongly affected by the volatile technology market, worldwide technological developments and advancements, rapidly changing market conditions, new competing products and companies, changing consumer preferences and short product life cycles. The products manufactured and services offered by technology companies may not be economically successful, or may quickly become outdated. To the extent the Fund obtains investment exposure to companies that are involved in various aspects of the development and application of artificial intelligence technologies (“AI”), it will be sensitive to the risks of those types of companies. Such companies may have limited product lines, markets or financing. Additionally, the securities of AI companies, especially smaller, emerging companies, tend to be more volatile. The rapid development and increasingly widespread use of AI, including machine learning models and generative AI, may adversely impact the Fund’s investments, the services the Fund receives from its service providers and global markets in general.

Life Sciences and Healthcare Sectors. Investment Funds may invest in companies within the life sciences and healthcare sectors. Companies within these sectors may be subject to particular investment risks, and investments in such companies may pose a higher risk of loss and higher volatility than investments in other market sectors, due to certain factors, including, but not limited to: (i) dependence on obtaining governmental approvals, which may be a lengthy and costly process; (ii) shifting regulatory frameworks; (iii) the rapid pace of development, which may result in products or services becoming obsolete or having short product cycles; (iv) the need to obtain patents or other intellectual property; (v) dependence on reimbursement from third-parties; (vi) governmental efforts to reform regulations applicable to the costs of services and products; and (vii) the dependence on one product under development, despite the fact that there can be no assurance of obtaining the requisite approvals for marketing and sale to the public. If a company is unable to address these risks successfully, the company may experience significant adverse effects, which could negatively affect the performance of the applicable Investment Fund and, in turn, the Fund.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets, such as that experienced in and around 2008 during the global financial crisis, can negatively affect financial services companies and cause their values to decline. Uncertainty in the banking and financial systems can result in significant and widespread deterioration in market and economic conditions by disrupting access to capital and other financial services, which could adversely affect the performance of the Fund.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. The Investment Funds generally charge a performance fee, carried interest or incentive allocation of 10% to 20% of net profits, typically subject to a preferred return and a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

35

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Limited Universe of Investment Funds. The universe of Investment Funds available on the Morgan Stanley Platform during the Vintage Period was limited. The Fund, therefore, may be less diverse and more subject to concentration risk than other funds of private equity funds.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may direct at net asset value a forced sale of Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; (ii) the Investor or other person is not an Eligible Investor (as defined in the Fund’s Confidential Memorandum); (iii) ownership of the Units by the Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Units; or (vii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors. Any forced sales will be conducted in a manner consistent with the applicable rules under the 1940 Act.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Fund may make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.

Sub-Placement Agent Risk. Morgan Stanley was the primary sub-placement agent for the Fund. In addition, Morgan Stanley acted as placement agent for the Investment Funds, and earned fees for providing placement and/or other ongoing services to the Investment Funds. Morgan Stanley also received sales loads from Investors in the Fund.

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CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

Generally, when a limited number of sub-placement agents represent a large percentage of Investors, actions recommended by sub-placement agents may result in significant and undesirable variability. In light of the Fund’s structure, those risks should not be present. However, it is possible that if a matter is put to a vote at a meeting of Investors, Morgan Stanley clients may vote as a block, if so recommended by Morgan Stanley.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund will seek to be eligible to be taxed as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). In order to so qualify, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund is able to qualify as a RIC in future tax years, then it will be able to deduct amounts paid as dividends to its shareholders from its taxable income. This has historically served to limit the amount of tax the Fund has paid on its income.

For the tax year ending September 30, 2024, the Fund did not satisfy the requirement that a RIC must derive at least 90% of its annual gross income from “qualifying income.” As a result, the Fund paid taxes equal to the amount of nonqualifying income in excess of 1/9 of its qualifying income for the tax year ended September 30, 2024. By making this payment, the Fund expects to maintain its status as a RIC for U.S. federal income tax purposes pursuant to Code Section 851(i). See the “Income Tax” section of the Notes to Consolidated Financial Statements for additional information on this tax payment. For the tax year ending September 30, 2025, the Fund satisfied all requirements to maintain its status as a RIC and is subject to taxation under Subchapter M; therefore, no federal or state income tax amounts have been recognized at the Fund level.

As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Investors.

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement of RIC qualification, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an Investment Fund may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Investors generally would be treated as corporate dividends. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Investment Funds. If the Fund does not receive sufficient information from the Investment Funds, it risks failing to satisfy the Subchapter M qualification tests and/ or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

37

CPG Vintage Access Fund V, LLC

Investment Program

March 31, 2026 (Unaudited)

In addition, the Fund may directly or indirectly invest in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

For U.S. federal income tax purposes, the Fund generally will be required to include in income certain amounts that the Fund has not yet received in cash, such as original issue discount (“OID”), which may arise, for example, if the Fund receives warrants in connection with the making of a loan or “payment-in-kind” interest representing contractual interest added to the loan principal balance and due at the end of the loan term. This OID or “payment-in-kind” interest is included in the Fund’s income before the Fund receives any corresponding cash payments. The Fund also may be required to include in income certain other amounts that it will not receive in cash, such as amounts attributable to certain hedging and foreign currency transactions. Since, in certain cases, the Fund may recognize income before or without receiving cash in respect of this income, the Fund may have difficulty meeting the annual distribution requirement for RICs. Accordingly, the Fund may have to sell some of its investments at times that are not advantageous or call capital or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. This failure could have a material adverse effect on the Fund and on any investment in Units.

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement.

Cybersecurity Risk. The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, the Fund’s administrator, placement agent, sub-placement agents, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

38

CPG Vintage Access Fund V, LLC

Approval of Investment Advisory Agreement

March 31, 2026 (Unaudited)

Advisory Agreement Approval

At a meeting on December 17, 2025, the Directors, including the Independent Directors, evaluated the Advisory Agreement. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their affiliates and their personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund. In particular, the Board considered the following:

(i)	The Nature, Extent and Quality of Services Provided by the Adviser: The Board reviewed the services that the Adviser provides to the Fund, including generally managing the Fund’s investments in accordance with its stated policies. The Directors also discussed the amount of time the Adviser dedicated to the Fund, and the type of transactions that are executed on behalf of the Fund. In evaluating the nature, extent and quality of services provided by the Adviser, the Board considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities and financial condition. The Board also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program and reviewed information provided by Macquarie related to its business, legal, and regulatory affairs. In addition, the Board considered the education, background and experience of the Adviser’s investment advisory and other personnel that provide services to the Fund. The Board then considered the administrative services provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in investment, compliance and administrative services continued to be provided to the Fund. The Directors concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and supported renewal of the Advisory Agreement.

(ii)	Performance of the Fund: The Board noted that the Fund is a bespoke fund with a limited investment universe and limited investment period. The Board also noted that the Adviser does not believe there are any comparable peer group funds for performance purposes of benchmark investment performance comparison data relating to the Fund’s performance record presented at this meeting, other Board meetings throughout the year and/or in the Adviser’s response to an information request from the Independent Directors (the “15(c) Response”).

The Board reviewed the performance of the Fund and compared that performance to the performance of its comparative benchmarks, as available.

Based on information presented to the Board at this meeting, other Board meetings throughout the year and in the 15(c) Response, and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to manage the Fund in accordance with its investment objective, strategies and restrictions.

(iii)	Fees Paid to the Adviser and Expenses of the Fund: The Board considered that it had reviewed the Fund’s existing advisory fee rate at this meeting, other Board meetings throughout the year and/or in the 15(c) Response. Based on its review, the Board concluded that the nature, extent and quality of services provided to the Fund supported the approval of the advisory fee for the Fund under the Advisory Agreement.
39

CPG Vintage Access Fund V, LLC

Approval of Investment Advisory Agreement

March 31, 2026 (Unaudited)

(iv)	The Extent to Which the Adviser May Realize Economies of Scale as the Fund Grows Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Fund’s Investors: The Board considered that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized.

(v)	Profits to be Realized by the Adviser and Macquarie and Their Respective Affiliates from Their Relationships with the Fund: The Board considered the benefits the Adviser, Macquarie and their respective affiliates may derive from their relationships with the Fund. The Board expressed their understanding of the basis on which the Adviser calculated profitability and concluded that the estimated profitability of the Adviser and Macquarie and their respective affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Fund.

(vi)	Fall-Out Benefits to the Adviser and Macquarie and Their Respective Affiliates: The Board considered the possible fall-out benefits that may accrue to the Adviser and Macquarie and their respective affiliates. The Board noted that the Adviser’s affiliation with Macquarie provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by Macquarie. In its review, the Board considered “fall-out” benefits that may accrue to the Adviser and Macquarie and their respective affiliates.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Directors, acting within its business judgment, determined that approval of the Advisory Agreement is in the best interests of the Fund. The Board noted some factors may have been more or less important with respect to the Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Advisory Agreement. The Board noted that the Advisory Agreement permitted the Fund to bear a portion of the expenses associated with personnel of the Adviser or its affiliates providing legal services and producing regulatory materials for the Fund. The Board noted that its approval of the renewal of the Advisory Agreement would be on the understanding that such expenses would not be imposed on the Fund without further Board approval.

40

CPG Vintage Access Fund V, LLC

Fund Management (Unaudited)

March 31, 2026

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information about the Directors is included in the Fund’s confidential memorandum.

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Kristen M. Leopold (58) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	10	Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021); Constitution Capital Access Fund, LLC (October 2022-present), SEG Partners Long/Short Equity Fund (April 2025-present)
Janet L. Schinderman (74) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Self-Employed Educational Consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	10	Advantage Advisers Xanthus Fund, L.L.C.

41

CPG Vintage Access Fund V, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS (continued)
Sharon J. Weinberg (66) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chair and Director	Term - Indefinite Length - Since Inception	Owner, the Chatham Bookstore (March 2021–present); Co-Founder, Blue Leaf Ventures (investing/ consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	10	None
Mark Goldstein (61) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term - Indefinite Length - Since October 2025	General Counsel and Chief Compliance Officer, Arnhold LLC (2022-present); Special Counsel, Katten Muchin Rosenman (2017-2022)	10	None
INTERESTED DIRECTOR
Alex Lee (52) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director and Principal Executive Officer	Term – Indefinite Length – Interested Director and Principal Executive Officer since April 2025; Vice President from April 2024 – April 2025	Head, MAM Wealth Solutions (since 2025); Co-Head, MAM Wealth Solutions (2024-2025); Head of Research, MAM Wealth Solutions, (2022- 2024); Director of Research of Central Park Group, LLC (2010-2022)	10	None
OFFICERS WHO ARE NOT DIRECTORS
Trishamarie Chan (39) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Principal Financial Officer	Term – Indefinite Length – Since September 2024	Associate Director, Macquarie Asset Management (since 2023); Team Lead/Associate Director Commodities & Global Markets, Macquarie Asset Management (2019- 2023)	N/A	N/A
William J. Fink (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chief Compliance Officer	Term- Indefinite Length - Since December 2025	Chief Compliance Officer of Macquarie Wealth Advisers, LLC (since December 2025); Chief Compliance Officer of Macquarie Asset Management Credit Advisers US, Macquarie Asset Management (since September 2016)	N/A	N/A

42

CPG Vintage Access Fund V, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
OFFICERS WHO ARE NOT DIRECTORS (continued)
Michael Kernan (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President and Secretary	Term- Indefinite Length- Since July 2025	Division Director Macquarie Asset Management; VP and Asst Secretary (Since July 2025); Managing Director (Legal), Macquarie Asset Management Operating Group (Since January 2006)	N/A	N/A
Sue Sekar (50) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since December 2025	Division Director Macquarie Asset Management; Head of Fund Management, Wealth and Solutions (Since November 2025); Head of Fund Management, Private Markets (2019 to November 2025)	N/A	N/A

*	The Fund Complex consists of the Fund, CPG Carlyle Commitments Fund, LLC, CPG Carlyle Commitments Master Fund, LLC, Macquarie Focused Access Fund, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC.
43

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 19(a)(1), hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that she is "independent," as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $90,000 for 2025 and $119,444 for 2026.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026. The fees listed in item 4(b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable during the period covered by this report.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Fund, in all, or substantially all instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect (212) 317-9222, and on the SEC's website at www.sec.gov.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

The Adviser has established a committee (the "Investment Committee") which is, with certain exceptions, consulted with respect to investment decisions for the Fund. The Investment Committee approves those investment opportunities presented to the Investment Committee, ensures consistency of decision making and sets guidelines for investments. The Investment Committee is comprised of individuals with various functional areas of expertise. It discusses potential investment opportunities for the current holdings and potential investments in new positions. The Investment Committee will generally discuss, among other things, opportunity set, portfolio composition, manager performance, pricing, allocations, exposures, position sizing and diligence findings

The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. As of the date of this filing, the current Investment Committee members are Robbie Burns, Alex Lee and Ilya Nassonov.

Robbie Burns. Robbie Burns is MAM’s Head of Solutions, where he provides leadership for a global team across MAM’s Systematic Investments, External Manager Solutions, Investment Solutions, Wealth Solutions and Corporate Development businesses. Mr. Burns is a member of the MAM Executive Committee and serves as the Executive Sponsor for MAM’s Leadership Advisory Panel. Mr. Burns also serves as an Investment Committee member across MAM’s Secondaries business and as a Board member for a number of MAM’s Wealth Solutions entities. Prior to becoming Head of Solutions, Mr. Burns was Head of Corporate Development for MAM, where he played a key leadership role in the establishment, execution and communication of MAM’s strategy, with a focus on inorganic opportunities. Through his career, he has worked in Australia, the UK and the US, and he has significant experience across the asset management sector. Mr. Burns joined Macquarie from Ashmore Group, and prior to that he worked in the Financial Institutions Group at UBS Investment Bank. He has a Bachelor of Commerce in finance, with honours, from Queen’s University.

Alex Lee. Alex Lee is Head of MAM Wealth Solutions, Chair of the Investment Committee, a Director of the Fund and Principal Executive Officer of the Fund. He previously served as a Vice President of the Fund and Co-Head of MAM Wealth Solutions from 2024 to 2025. Mr. Lee joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was director of research. Mr. Lee has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2010, Mr. Lee was a vice president at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the director of research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Before that, Mr. Lee was an investment banking associate at Bear, Stearns & Co., Inc., where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence. Mr. Lee received his bachelor's degree in political science from Washington University in St. Louis and earned an MBA from the Leonard N. Stern School of Business at New York University.

Ilya Nassonov. Ilya Nassonov is a Senior Vice President within MAM Wealth Solutions. In his current role, Mr. Nassonov is responsible for sourcing, executing and managing investments out of a range of existing MAM wealth funds as well as launching new investment products. Mr. Nassonov also serves as an Investment Committee member across MAM’s business and as a Board member for a number of MAM’s Wealth Solutions entities. He has experience covering the North American infrastructure, utilities, conventional power and energy transition sectors. Prior to joining Macquarie in 2011, Mr. Nassonov was an associate with Evli Bank. He received his bachelor's degree from Inholland University, Rotterdam and earned an MBA from Harvard Business School.

The Investment Committee is also assisted in its role by the head of the Adviser's operational due diligence efforts, who, although not an Investment Committee member, has veto power with respect to any investment decision by the Investment Committee based on his operational due diligence findings.

The Investment Committee members manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Investment Committee members manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Investment Committee members may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of the most recently completed fiscal year end, each Investment Committee member's compensation is comprised of a fixed annual salary, and may include a discretionary bonus, paid by an affiliate of the Adviser and not by the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Investment Committee members and estimated assets under management in those accounts, as of March 31, 2026.

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed**	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Alex Lee	8	$3,026.6 million	1	$48.8 million*	None	N/A
Robbie Burns	8	$3,026.6 million	2	$364.1 million***	2	$206.1 million****
Ilya Nassonov	7	$1,922.5 million	None	N/A	None	N/A

*	None of the accounts charge any performance-based advisory fees.

**	For five registered investment companies for which management fees are paid based on capital commitments, the amount in this column reflects capital commitments.

***	As of December 31, 2025

****	One of the accounts with $79,939,984 in assets under management is subject to a performance-based advisory fee.

The following table lists the dollar range of shares beneficially owned by each Investment Committee member, as of March 31, 2026.

Name of Investment Committee Member	Dollar Range of Shares Beneficially Owned by Investment Committee Member
Alex Lee	$10,001-$50,000
Robbie Burns	None
Ilya Nassonov	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

a) The Registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

b) As previously disclosed under Item 16(a) of Form N-CSR for the year ended March 31, 2025, Management identified a material weakness over the design and operating effectiveness of controls over the determination of the appropriate classification and presentation of cash and cash equivalents in the Registrant’s financial statements. During the year ended March 31, 2026, Management implemented a new bank account set up control to determine and document the appropriate GAAP classification of such accounts. Additionally, Management enhanced its financial reporting control to verify the appropriate and consistent GAAP presentation and disclosure of accounts in the financial statements.

As a result of these remediation activities, Management has concluded that the previously reported material weakness has been remediated and that these controls were operating effectively for a sufficient period of time as of the year ended March 31, 2026. Other than the enhancements noted above, there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) None.

(a)(4) None.

(a)(5) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Vintage Access Fund V, LLC

By (Signature and Title)*	/s/ Alex Lee

Alex Lee
(Principal Executive Officer)

Date	June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alex Lee

Alex Lee
(Principal Executive Officer)

Date	June 24, 2026

By (Signature and Title)*	/s/ Trishamarie Chan

Trishamarie Chan
(Principal Financial Officer)

Date	June 24, 2026

*	Print the name and title of each signing officer under his or her signature.